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                                                                    EXHIBIT 10.5



                                    FORM OF
                            PC SERVICE SOURCE, INC.
                         COMMON STOCK PURCHASE WARRANT

         NEITHER THIS WARRANT, NOR THE SHARES OF CAPITAL STOCK FOR WHICH IT IS EXERCISABLE, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED OR OTHERWISE DISTRIBUTED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS OR AN APPLICABLE EXEMPTION THEREFROM.

         THIS WARRANT AMENDS AND REPLACES THAT CERTAIN WARRANT ISSUED BY THE COMPANY, THEN KNOWN AS PC PARTS EXPRESS, INC., DATED JANUARY 5, 1994, AND IS IDENTICAL IN ALL RESPECTS TO THE ORIGINAL WARRANT WITH THE EXCEPTION OF THE NAME AND ADDRESS UPDATE FOR THE COMPANY AND THE ADDITION OF SECTION 9, BELOW.

         The undersigned, PC Service Source, Inc., a Delaware corporation (the "Company"), for good and valuable consideration, receipt of which is hereby acknowledged, hereby certifies and warrants that CompuCom Systems, Inc., a Delaware corporation, is entitled upon the due exercise hereof at any time and from time to time after the date of this Common Stock Purchase Warrant (the "Warrant") and on or before 5:00 p.m., Dallas, Texas time, on the Expiration Date as defined in Section 7 below, to purchase up to two hundred fifty thousand (250,000) shares of common stock, $0.01 par value (the "Common Stock"), of the Company, at $2.25 per share, subject to adjustment as set forth below (the "Exercise Price"); subject, however, to the terms and conditions provided herein. "Due exercise" shall mean presentation of this Warrant along with the Exercise Form attached hereto as Exhibit A and payment of the aggregate Exercise Price (by bank certified or cashier's check payable to the order of the Company) at the executive offices of the Company in Dallas, Texas.

         1. Reservation of Stock. The Company covenants that, during the period within which this Warrant is exercisable, the Company will at all times reserve from its authorized and unissued Common Stock (or authorized Common Stock held in treasury) a number of shares equal to the aggregate number of shares of Common Stock from time to time issuable upon the exercise of this Warrant. The Company will take any steps necessary to amend its Certificate of Incorporation to provide a sufficient number of shares of its Common Stock to be reserved for the issuance of the shares issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the due exercise of rights represented by this Warrant will, upon due exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof.

         2.      Protection Against Dilution and Circumstances Requiring
Adjustment

                 (a) If either of the following events occurs after the date hereof, appropriate adjustment shall be made in the number of shares issuable upon the exercise of this Warrant or in the Exercise Price, or both, so as to maintain the interest that the holder of the Warrant would have in the issued and outstanding Common Stock of the Company had the Warrant holder exercised this Warrant as of the date hereof:





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                          (i)     Recapitalization of the Company through a
                 split or a reclassification of the outstanding shares of Common Stock or a combination of the outstanding shares of Common Stock into a lesser number or a different class; or

                          (ii) Declaration of a dividend on the Common Stock of the Company, payable in Common Stock of the Company or securities convertible into Common Stock of the Company.

                 (b) If there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein); (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's Common Stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise; or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, the securities or other consideration for which this Warrant may be exercised shall be determined as provided under
         Section 3 below.

                 (c) Upon the occurrence of each event requiring an adjustment or readjustment pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Warrant holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Warrant holder, furnish or cause to furnished to such holder a like certificate setting forth (i) such adjustments and readjustments;
         (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of this Warrant.

                 (d) The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of the provisions of this Section 2 and the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment or dilution.

         3. Mergers, Sales and Similar Reorganizations. In the event the Company, or any successor thereto as to which this Warrant applies, shall be consolidated or merged with another company (other than a consolidation or merger in which the Company is the surviving corporation), substantially all of the Company's assets shall be sold to another company in exchange for securities or property with a view to distributing such securities or property to its shareholders, or in the case of a reorganization of the type described in Section 2(b) hereof, this Warrant shall, upon the occurrence of such event, be converted into the right to receive the securities or property issuable or distributable in respect of the number shares of Common Stock of the Company, or its successors, for which this Warrant is exercisable, and adequate provision to that effect shall be made at the time thereof.

         4. Restrictions on Exercise. This Warrant shall not be exercisable unless prior to exercise the holder hereof presents evidence satisfactory to the Company, in its sole discretion, that the issuance of shares





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of Common Stock upon exercise of this Warrant is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and all applicable state securities laws.

         5. Shareholder's Rights. Until the due exercise of this Warrant, the holder hereof shall not be entitled to act as or exercise any rights of a shareholder; but, immediately upon the due exercise of this Warrant, the holder hereof shall be deemed a record holder of the number of shares of Common Stock for which the Warrant is exercised.

         6. Divisibility of Warrant. This Warrant may be divided into Warrants of one share, or integral multiples thereof, upon surrender at the executive offices of the Company. No fractional shares of Common Stock will be issued in connection with the exercise of this Warrant.

         7. Term. The Expiration Date shall be the date on which this Warrant expires pursuant to this section 7. If not sooner expired, this Warrant shall expire and become void at 5:00 p.m., Dallas, Texas time, on December 31, 1998, to the extent the rights hereunder are not exercised and
payment is not made prior to that time.   However, this Warrant shall expire
and become void on the 30th day following the payment of the Promissory Note of even date herewith from Rosetta Stone Corporation to CompuCom Systems, Inc. (the "Note") following an acceleration of payment due under the Note pursuant to section 6 of the Note.

         8. Miscellaneous. This Warrant shall be construed and enforced in accordance with the applicable laws of the State of Delaware. All notices and other communications hereunder shall be in writing and deemed given when delivered or sent by first class, registered or certified mail, postage prepaid, (i) if to the Company, at its principal office, Attention: President, or at such other address as the Company may specify by notice to the holder, or
(ii) if to the holder, at 10100 North Central Expressway, Dallas, Texas 75231,
Attention: Senior Vice President - Finance, or at such other address as the holder may specify by notice to the Company. This Warrant and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

         9. Net Exercise Provisions. In addition to the right hereunder to exercise this warrant and pay the exercise price in cash as provided above, at any time prior to October 31, 1996, this Warrant may also be exercised from time to time, without any payment required for the purchase of the shares as to which the Warrant is being exercised, as to all or any portion of the number of shares of Common Stock covered by the Warrant(s) by the holder thereof by surrender of the Warrants, accompanied by a subscription for shares in the form attached as Exhibit B, pursuant to which the holder thereof will be entitled to receive upon such surrender of the Warrant(s) (and without any further payment) that number of shares of Common Stock equal to the product of the number of shares of Common Stock obtainable upon exercise of the Warrant(s) (or the portion thereof as to which the exercise relates) multiplied by a fraction: (i) the numerator of which shall be the difference between the then Current Value (as defined below of one full share of Common Stock on the date of exercise and the Exercise Price, and (ii) the denominator of which shall be the Current Value of one full share of Common Stock on the date of exercise. Upon the exercise of a Warrant in whole or in part, the Company will within five (5) days thereafter cause to be issued in the name of and delivered to the Warrant holder a certificate or certificates for the number of fully paid and non--assessable shares of Common Stock to which such holder is entitled upon exercise of the Warrant. In the event such holder is entitled to a fractional shares, in lieu thereof such holder shall be paid a cash amount equal to such fraction, multiplied by the Current Value of one full share of Common Stock on the date of exercise. Certificates for shares of





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Common Stock issuable by reason of the exercise of the Warrant or Warrants shall be effective as of the date of the surrendering of the Warrant for exercise, notwithstanding any delays in the actual execution, issuance or deliver of the certificates for the shares so purchased. In the event a Warrant or Warrants is exercised as to less than the aggregate amount of all shares of Common Stock issuable upon exercise of all Warrants held by such person, the Company shall issue a new Warrant to the holder of the Warrant so exercised covering the aggregate number of shares of Common Stock as to which Warrants remain unexercised. For the purpose of this section, Current Value means the average closing price of the Common Stock for the five (5) trading days immediately preceding the day on which the Warrant is exercised.

         EXECUTED this _____ day of May, 1996.

                                        PC SERVICE SOURCE, INC.,
                                        a Delaware corporation



                                        By:
                                           -----------------------------------
                                           Chairman of the Board
ATTEST:



- -------------------------
Assistant Secretary





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                                   EXHIBIT A
                                       TO
                               WARRANT AGREEMENT


                                 EXERCISE FORM
                          (For Use with Cash Exercise)

PC Service Source, Inc.

___________________________________

___________________________________

___________________________________

         The undersigned hereby: (1) irrevocably subscribes for ___________ shares of the Common Stock of PC Service Source, Inc., pursuant to that certain Common Stock Purchase Warrant dated ___________________, 1996 (the "Warrant"), and encloses payment of $___________ therefor; (2) requests that a certificate for these shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares for which the Warrant is exercisable, requests that a new warrant of like tenor for the balance of the remaining shares purchasable thereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.



DATED: _______________, 199___          CompuCom Systems, Inc.,
                                          a Delaware corporation


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        Address: 10100 North Central Expressway
                                                 Dallas, Texas 75231

                                        Taxpayer ID No.
                                                       -------------------------
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                                   EXHIBIT B
                                       TO
                               WARRANT AGREEMENT


                               SUBSCRIPTION FORM
                     (For Use with Net Exercise Provisions)


To PC Service Source, Inc.:

         The undersigned, the holder of Warrant Number ____________, hereby irrevocably elects to exercise the purchase right represented by such Warrant, and to purchase thereunder _______________________* shares of Common Stock of PC Service Source, Inc. and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned. No further payment shall be required to purchase such shares.


DATED: _______________, 199___          CompuCom Systems, Inc.,
                                          a Delaware corporation


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                                        Address: 10100 North Central Expressway
                                                 Dallas, Texas 75231

                                        Taxpayer ID No.
                                                       -------------------------


         *Insert here that number of shares equal to the product of the number of shares of Common Stock issuable upon exercise of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised) multiplied by a fraction: (i) the numerator of which shall be the difference between the Current Value (as such term is defined in the Warrant Agreement) of one full share of Common Stock on the date of exercise and the Exercise price (as such term is defined in the Warrant Agreement), and
(ii) the denominator of which shall be the Current Value of one full share of Common Stock on the date of exercise, in either case without making any adjustment (which adjustment will be made in the issuance of such Common Stock, other stock, securities, property, or cash) for additional Common Stock or any other stock or securities or property of cash that, pursuant to the adjustment provisions of the Warrant, is deliverable upon exercise.